EXHIBIT 10.2








                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement") made and entered into this 10th day of May, 1996 between COMPOST AMERICA HOLDING COMPANY, INC., a New Jersey corporation with offices at 320 Grand Avenue, Englewood, New Jersey 07631 (the "Employer") and ROGER E. TUTTLE, an individual residing at 3105 Gibson Lane, Doylestown, Pennsylvania 18901 (the "Employee").

                                 R E C I T A L S
                                 - - - - - - - -

     A. The Employer presently is engaged in the business of developing composting facilities throughout the United States (the "Business").

     B. The Employee has certain unique skills and business experience which he wishes to devote to the Employer.

     C. The Employer desires to employ the Employee and the Employee desires to be so employed by the Employer.

     D. This Agreement, after careful review and consideration, has been approved by the Employer's board of directors (the "Board").

     NOW THEREFORE, in consideration of the premises together with other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:

     1. Recitals and Effective Date: The foregoing recitals are true and
        -----------------------------
correct, and are incorporated herein by reference. The effective date of this Agreement shall be May 1, 1996 (the "Effective Date").

     2. Employment of the Employee: Subject to the terms and conditions
        ----------------------------
contained herein, and unless sooner terminated as hereinafter provided, the Employer agrees to employ Employee, and Employee agrees to serve as an employee of the Employer, for a term of employment commencing on the Effective Date and ending ten years from the Effective Date (the "Term").

     3. Duties of the Employee: During the Term, the Employee shall have the
        ----------------------
following powers and duties:

          3.1 Employee will have the powers and duties of the President, Chief Employee Officer and Chief Operating Officer of the Employer, as set forth in the Employer's by-laws, as amended (subject to the direction of the Board, which direction shall be pursuant to reasonable policies adopted by the Board from time to time and communicated by written notice to Employee).

          3.2 During the Term, Employee shall devote his full business time, attention, effort and skill to the business affairs and interests of the Employer. It is understood and agreed that

Employee may serve or continue to serve on the boards of directors of and hold any other offices or positions in companies or organizations as Employee may desire, provided such position will not present any significant conflict of interest with the Employer or materially affect the performance of Employee's duties pursuant to this Agreement. If any potential conflict of interest arises, Employee shall present the position and circumstances to a meeting of the Board, which shall determine if a conflict exists. Nothing contained herein shall prohibit Employee from managing his personal, financial, and less active business affairs to the extent such affairs do not contravene any of the foregoing provisions.

          Notwithstanding anything to the contrary contained herein, the Employee shall have the right and the authority to delegate responsibility to one or more personnel if he deems such delegation appropriate, and is hereby authorized to hire, on behalf of Employer, additional agents, employees and other representatives who are in his opinion necessary to handle the Employer's affairs.

          3.3 During the Term, the Employer agrees to cause Employee to be elected as a director on the Board of the Employer, and the Employee agrees to serve as such without additional compensation.

     4. Compensation: During the Term, as compensation for the services to be
        ------------
rendered by Employee, the Employer shall pay Employee the following amounts:

          4.1 Base Salary Each twelve month fiscal period commencing May 1st of
              -----------
one year, and ending April 30th of the next, is called herein a "Fiscal Year". During the Fiscal Year already commenced, beginning on the Effective Date and ending April 30, 1997, Employee shall be paid at the annual rate of $225,000.00, payable in equal monthly installments (the "Base Salary"). During the balance of the Term, the Employee shall be entitled to and shall receive annual increases in his Base Salary commensurate with the growth of the Employer as shall be agreed upon at an annual review of the Employee's performance and compensation by the Board, provided that such annual increases shall be no less than an amount equal to the increase in the Consumer Price Index for all Urban Consumers and Urban Wage Earners U.S. City Average issued by the United States Department of Labor Bureau of Labor Statistics, or its successor index ("CPI") over the preceding calendar year. Employee agrees to defer the commencement of receipt of his Base Salary until the reasonable capitalization of the Employer. Notwithstanding the foregoing, the Employee agrees that, until the Employer has achieved financial stability, defined as the reasonable capitalization of the Employer, the Employee will defer his entire Base Salary.

          4.2 Bonus: During each Fiscal Year of the Term
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commencing with the fiscal year May 1, 1996 through April 30, 1997, Employee shall be paid a bonus (the "Bonus"). The Bonus shall equal five (5%) percent of any increase in the Employer's "Consolidated Net Income" from the highest "Consolidated Net Income" of Employer for any fiscal year beginning the Fiscal Year ended April 30, 1996. "Consolidated Net Income" as used herein shall be defined as income before extraordinary items and income taxes as reflected in the Employer's consolidated statement of operations, plus any bonuses paid or accrued to any officer of the Employer for such fiscal year. If, in any fiscal year, Consolidated Net Income is a negative amount, then Consolidated Net Income for such year shall be equal to zero.

          4.3 Computation of Bonus: The Bonus shall be determined by
              --------------------
calculations made by Employer's independent certified public accountants, which determination shall be final and conclusive upon all parties, subject to the accuracy and consistency of the calculations in accordance with the provisions of this Agreement. Payment of the Bonus shall be made by the Employer as soon as reasonably practicable, but in no event later than 120 days after the last day of Employer's Fiscal Year for which the Bonus is due to Employee from Employer.

     5. Fringe Benefits: During the Term, Employee shall be entitled to:
        ---------------

          5.1 Business Expenses: Employee is authorized to incur reasonable
              -----------------
expenses to execute and/or promote the Business of the Employer, including but not limited to expenses for entertainment, travel and similar items. Employer will reimburse Employee for all such expenses incurred on behalf of Employer.

          5.2 Automobile: Employer shall furnish the Employee with a Five
              ----------
Hundred ($500) Dollar per month automobile allowance with which Employee shall pay the costs and expenses (inclusive of liability and casualty insurance) of an automobile to be used by Employee in the performance of his duties as are or may be customary for executives in the community who perform similar duties. Provided, however, that in lieu of the automobile allowance Employer may provide Employee with an appropriate automobile satisfactory to Employee for his use in discharging his duties hereunder.

          5.3 Signing Bonus: Upon the execution of this Agreement, Employee
              -------------
shall be entitled to a one-time signing bonus in the amount of $500,000, the payment of which shall be deferred until the Employer has achieved "sales" of not less than $5,000,000 in any one fiscal quarter. Payment of this signing bonus shall be made within thirty (30) days after satisfaction of this condition.

          5.4 Health, Medical, and Dental Insurance: Employee shall be provided
              -------------------------------------
with hospital, major medical, and dental

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
insurance reasonably satisfactory to the Employee and his family dependents with full medical and dental coverage. Said policy shall be chosen by the Employee. Employee may request that Employer satisfy this paragraph 5.4 by reimbursing Employee for payments made by Employee under the existing plans which presently cover Employee.

          5.5 Life Insurance: Employee shall be provided with a life insurance
              --------------
policy issued by a company chosen by Employee for the benefit of the Employee's family as Employee may designate, in the amount of $500,000.00. The Employer shall pay the premium during the Term of this Agreement. Upon the termination of this Agreement, the Employer shall assign such policy to the Employee. Employee may request that Employer satisfy this paragraph 5.5 by reimbursing Employee for payments made by Employee under an existing policy or policies which presently cover Employee.

          5.6 Disability Insurance: Employee shall be entitled to disability
              --------------------
insurance issued by a company chosen by Employee which provides to Employee not less than 80% of Employee's compensation hereunder after an elimination period not to exceed 30 days and proof of disability. Furthermore, the disability policy shall provide for lifetime coverage in the event of disability. Employee may request that Employer satisfy this paragraph 5.6 by reimbursing Employee for payments made by Employee under an existing plan which presently covers Employee.

          5.8 Vacation: The Employee shall be entitled to four weeks paid
              --------
vacation annually.

          5.9 Employer Benefit Plans: Employee shall be entitled to participate
              ----------------------
in any and all plans, arrangements or distributions maintained by the Employer pertaining to or in connection with any pension, profit sharing, stock options and/or similar benefits for its regular employees and/or for its executives, as determined by the Board or committees thereof pursuant to the governing instruments which establish and/or determine eligibility and other rights of the participants and beneficiaries under such plans or other benefit programs.

     6.Rights of Indemnification:
       -------------------------

          (a) Subject to the provisions of the Employer's Certificate of Incorporation and Bylaws, each as amended from time to time, the Employer shall indemnify the Employee to the fullest extent permitted by the General Corporation Law of the State of New Jersey, as amended from time to time, for all amounts (including without limitation, judgments, fines, settlement payments, expenses and attorney's fees) incurred or paid by the Employee in connection with any action, suit, investigation or proceeding arising out of or relating to the performance by the Employee of services for, or the acting by the Employee as a director, officer or employee of

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
the Employer, or any other person or enterprise at the Employer's request. Upon request of the Employee, all costs and expenses of indemnification required hereunder shall be paid in advance.

          (b) The Employer shall use its best efforts to obtain and maintain in full force and effect during the Term directors' and officers' liability insurance policies providing full and adequate protection to the Employee for his capacities, provided that the Board of Directors of the Employer shall have no obligation to purchase such insurance if, in its opinion, coverage is available only on unreasonable terms.

     7. Stock Options: The Employer hereby grants to the Employee options
        -------------
(the "Stock Options") to purchase 1,000,000 shares of the common stock of the Employer (the "Options Shares") exercisable over a five-year period from the Effective Date regardless of whether the Employee is working for, or employed by the Employer. Said Stock Options shall be assignable and transferable without any limitations whatsoever. The Employer and Employee hereby agree that as of the date of this Agreement, all 1,000,000 shares shall be and are hereby declared to be vested and immediately exercisable. The exercise price (the "Option Price") for the Option Shares shall be $2.50 per share. The Stock Options shall be exercisable from time to time in whole or in part without affecting the remainder of the Stock Options during the term of the exercisability and any renewal or extension thereof.

          7.1 Exercise of Stock Options: Stock Options may be exercised by
              ---------------------------
written notice directed to the Employer or such other person as may be designated by the Employer accompanied by a check payable to the Employer in payment of the option price for the option shares. The Employer shall make immediate delivery of the purchased option shares, fully paid and nonassessable, registered in the name of the Employer subject to a restrictive legend set forth on the purchased Option Shares certificate as follows:

               The shares of stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any other jurisdiction and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner unless they are registered under such Act and the securities laws of any applicable jurisdictions or unless pursuant to an exemption therefrom.

          7.2 Reclassification, Consolidation or Merger: If and to the extent
              -------------------------------------------
that the number of issued and outstanding shares of common stock of the Employer shall be increased or reduced by a change of par value, split-up, reclassification, distribution of a dividend payable in stock, issuance of convertible debentures,

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
warrants or similar transactions, the number of shares subject to the Stock Options and the Option Price per share shall be proportionately adjusted to protect the Employee from dilution. If the Employer is reorganized or consolidated or merged with another corporation, the Employee shall be entitled to receive options covering shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the Stock Options immediately before such reorganization, consolidation or merger over the aggregate option price of such shares, and the new option or assumption of the old Stock Options shall not give Employee additional benefits which he did not have under the old Stock Options, or deprive him of benefits which he had under the old Stock Options. If there is a purchase of stock of the Employer by a party who is not an affiliate of the Employer that causes a change in control of the Employer (as defined hereinafter), the Employer or purchasing entity shall purchase the Options Shares which have not been registered on the same basis as all other shares.

          7.3 Registration Rights:
              --------------------

          a. Demand Registration. At anytime after October 1, 1996, Employee
             -------------------
shall have the right to make a request of the Employer, in writing (any such request hereinafter referred to as a "Registration Request"), to register under the Securities Act of 1933 (the "Securities Act"), all or any part of the Option Shares as to which the Stock Options were exercised and the Employer shall cause such shares to be registered for sale under the Securities Act as soon as reasonably practicable so as to permit promptly the sale thereof, and, in connection therewith, the Employer shall prepare on such appropriate form as the Employer in its discretion shall determine, a registration statement under the Securities Act to effect such registration and shall file such registration statement with the Securities and Exchange Commission ("Commission") and diligently pursue the declaration of such registration statement as effective. Employee undertakes to provide all such information and materials and take all such action as may be required in order to permit the Employer to comply with all applicable requirements of the Commission and to obtain any desired acceleration of the effective date of such registration statement. Notwithstanding the foregoing, the Employer shall be entitled to postpone for a reasonable period of time, but not in excess of 180 days, the filing of any registration statement otherwise required to be prepared and filed by the Employer pursuant to this Agreement if the Employer is, at such time, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity


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
securities) and is advised by its managing underwriter or underwriters that such offering would in its or their reasonable opinion be materially and adversely affected by the registration so requested.

          b. Piggyback Registrations. If, in the case of any offering of equity
             -----------------------
securities (or securities convertible into equity securities), within ten days after Employee has been made aware by the Employer of its intention to effect a registration of any of its securities (otherwise than pursuant to Section 6.4.a hereof), the Employee may request and the Employer shall honor Employee's request that any equity securities in the Employer owned by Employee be included in the registration statement.

          Notwithstanding the foregoing, if the underwriter consents to the inclusion in the registration statement of less than all shares proposed to be offered by selling shareholders, including the Employee, then the amount of shares to be sold for the account of each selling shareholder shall be reduced proportionately in the ratio by which the amount each selling shareholder proposes to sell bears to the total amount of shares which the underwriter will permit to be sold for the account of all selling shareholders.

          c. Limitations: In connection with any offering of shares registered
             -----------
pursuant to this Agreement, the Employer (i) shall furnish to Employee such number of copies of any prospectus (including any preliminary prospectus, or supplement) as he may reasonably request in order to effect the offering and sale of the shares to be offered and sold, but only while the Employer shall be required under the provisions hereof to cause the registration statement to remain current for not more than six months, and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such blue sky or other state securities laws for offer and sale as Employee shall request; provided, however, that the Employer shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. If requested by the Employer, in connection with a piggyback sale of the Option Shares covered hereunder, Employee shall enter into an underwriting agreement with a managing underwriting or underwriters selected by the Employer and shall enter into an agreement with the Employer containing representations, warranties, indemnities and agreements then customarily included by an issuer or selling shareholder in underwriting agreements with respect to secondary distributions. In connection with any offering of shares registered pursuant to this Agreement, the Employer shall (x) furnish to the underwriters, at the Employer's expense, unlegended certificates representing ownership of the shares being sold in such denominations as requested and (y) instruct any transfer agent and registrar of the

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
shares to release any stop transfer order with respect to shares included in any registration becoming effective pursuant to this Agreement. The Employer shall use its best efforts to keep such registration statement current for a period of six months.

          d. Costs. The Employer shall in all events pay all expenses, fees, and
                    ------
disbursements of any counsel, accountants and other consultants representing the Employer in connection therewith, as well as all underwriting discounts and commissions in connection with the sale of the shares of Employee.

     8. Death During Employment: If Employee dies during the Term of this
        -------------------------
Agreement, the Employer will pay to the Employee's surviving spouse the Base Salary which would otherwise be payable to the Employee for a period of one year after the date in which Employee's death occurred. Furthermore, the Employee's surviving spouse or the Employee's estate, if otherwise provided, shall obtain all rights in vested stock options plus the right to exercise the stock options on 100% of the non-vested stock options, together with the sales rights of such stocks and/or stock options that have been granted to the Employee hereunder.

     9. Disability: If Employee suffers from a disability as hereinafter
        ----------
defined, his employment hereunder may, after notice is hereinafter provided, at the option of the Employer, be deemed terminated. In such event, the Employer will pay the Employee the Base Salary, Bonus, and all fringe benefits otherwise payable to him for a period of two years after the date upon which the Board deems the Employee to be disabled hereunder, and, thereafter, one-half of his Base Salary for the balance of the Term (the "Disability Wage"). The Employer shall have the right, however, to set off against the amount of the Disability Wage payable to the Employee all amounts which may be received by Employee during such period pursuant to the disability insurance provided by the Employer under the provisions of this Agreement. The Employer shall have no further wage obligations to the Employee or to his estate except as otherwise provided in this Agreement. For this purpose, the terms "disability" and "disabled" are defined as Employee's inability for a period of 180 days in a 360 day period to perform his duties under this Agreement. If there is a dispute as to the existence of the Employee's disability, then said dispute shall be submitted to binding arbitration as provided hereafter.

     10. Termination of Employment:
         -------------------------

          10.1 Termination by the Employee: Employee may voluntarily resign at
               ---------------------------
any time upon 60 days prior written notice to the Employer. In such event, and not including circumstances described in Paragraph 12 below, Employee shall be entitled solely to the amounts specified in Section 11.1 of this Agreement.

          10.2 Termination by the Employer: Employee's employment
               ---------------------------

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
may be terminated by the Employer at any time, upon notice to Employee, for "Cause." For this purpose, the term "Cause" is defined as:

          a. Breach. A material violations by Employee of his duties as an
             ------
employee of the Employer which are demonstrably willful and deliberate on his part and which are not remedied in a reasonable period of time (not to exceed 30 days) after receipt of written notice from the Employer;

          b. Conviction. A conviction of Employee for a felony crime involving
             ----------
baseness, vileness, depravity or moral turpitude that would negatively impact on the Employer and/or the Employee's performance hereunder;

          c. Fraud. The commission or participation of Employee in an act or
             -----
acts of personal dishonesty intended to result in his personal enrichment at the expense of the Employer which is not remedied in a reasonable period of time after receipt of written notice from the Employer; and

          d. Chemical Dependency. Dependence by Employee upon an illegal
             -------------------
substance, including but not limited to, marijuana, cocaine, heroin, and all other illegal substances and/or dependence by Employee upon the use of alcohol, which, in any case, in the opinion of both Employee's family physician and a physician chosen by the Employer, materially impairs Employee's ability to perform his duties hereunder, which dependence is not cured or rehabilitated within six months of receipt of written notice from the Employer to the Employee.

Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters (3/4) of the entire membership of the Board (which Board must consist of at least four members at such time, including the Employee), at a meeting of the Board held for the purpose (after at least seven days prior written notice to the Employee and an opportunity for him, together with his counsel, to be heard before said Board), finding that in the good faith opinion of said Board the Employee was guilty of conduct set forth above in subsections (a), (b), (c) or (d) above and specifying the particulars thereof in detail. In the event that the Board shall consist of less than four members, the affirmative vote of at least two-thirds of the entire membership of the Board will be required for purposes of this Section.

          10.3 Notice of Termination: Any termination by the Employer pursuant
               ---------------------
to Sections 9 (Disability) or 10.2 (Cause), or by the Employee pursuant to
Section 12 (Good Reason), shall be communicated by written Notice of Termination to the other party or parties hereto. For purposes of this Agreement, a "Notice of

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
Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment of the Employee under the provision so indicated.

          10.4 Date of Termination: For purposes of this Agreement, "Date of
               ---------------------
Termination" shall mean:

               (i) if this Agreement is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Employee shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period);

               (ii) if the Employee's employment is terminated under Section 12 (Good Reason) below, the date specified in the Notice of Termination; and

               (iii) if the Employee's employment is terminated for any other reason, the date of which a Notice of Termination is given; provided that if within thirty (30) days after any Notice of Termination is given the party or parties receiving such Notice of Termination notifies the other party or parties that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); provided, however, that the Employee's action is finally adjudicated or arbitrated in his favor and against the Employer or that the Employee's action is settled by written agreement of the parties in the Employee's favor.

     11. Payments Upon Termination:
         -------------------------

          11.1. Termination by the Employer for Cause, Resignation or by Mutual
                ---------------------------------------------------------------
Agreement. If Employee and the Employer mutually agree to the termination of
- ---------
this Agreement, if Employee voluntarily resigns, except as provided in Paragraph 12 below, or if Employee is terminated by the Employer for Cause, then Employee shall be entitled only to a pro rata portion of the Base Salary, a Bonus which has accrued through the date of termination together with accrued vacation to such date, all Stock Options available under this Agreement, and all applicable reimbursements from the Employer due under Paragraph 5 hereof.

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
          11.2. Termination for Reasons other than Termination by the Employer
                --------------------------------------------------------------
for Cause, Resignation, Mutual Agreement, Death or Disability. For any form of
- -------------------------------------------------------------
termination other than that described in the preceding section or in sections 8 or 9, including if the Employee shall terminate his employment for Good Reason, as herein defined, or if the Employer shall terminate the Employee without Cause, but only if the Employee, as a Director of the Employer, shall have voted to oppose the termination, then the Employer shall pay the Employee the following amounts:

               (i) The Employee's full Base Salary (and any annual increases and Bonus) through the Date of Termination at the rate in effect at the time Notice of Termination is given.

               (ii) A lump sum payment of Five Hundred Thousand ($500,000) Dollars.

               (iii) All Option Shares shall be exercisable for a period of five years from the Date of Termination.

               (iv) The Employer shall also pay all indemnity payments and all legal fees and expenses incurred by the Employee as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement).

The Employee shall not be required to mitigate the amount of any payment provided for in this Section 11.2 by seeking other employment or otherwise.

     12. Good Reason: The Employee may terminate his employment for Good Reason.
         -----------
For purposes of this Agreement "Good Reason" shall mean:

               (i) without the express written consent of Employee, the assignment to him of any duties grossly inconsistent with his positions, duties, responsibilities and status with the Employer, or a change in his reporting responsibilities, titles, or offices, or any removal of him from or any failure to re-elect him to any of such positions, except because of the termination of his employment for Cause, Disability or Death;

               (ii) a reduction by the Employer in his Base Salary as in effect on the date hereof, or as the same may be increased from time to time; or the failure by the Employer to increase such Base Salary each year as provided for in this Agreement;

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
               (iii) the failure by the Employer to continue in effect any Employer-sponsored benefit or compensation plan, pension plan, life insurance plan, medical and dental plan, personal accident plan or disability plan in which the Employee is participating (or plans providing him with substantially similar benefits), the taking of any action by the Employer which would adversely affect his participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him, or the failure by the Employer to make any of the payments called for in Section 5 hereof;

               (iv) the failure of the Employer to obtain the assumption of an agreement to perform this Agreement by any successor as contemplated in Section 18 below;

               (v) a "Change in Control" of the Employer as defined in Section 13 below; or

               (vi) the purported termination of the Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements subparagraph (f) below, and for purposes of this Agreement, no such purported termination shall be effective.

     13. Change in Control:
         -----------------

          (a) For purposes of this Agreement, a "change in control of the Employer" shall mean a change in control of the nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change of control also shall be deemed to have occurred:

               (i) if any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or become the beneficial owner, directly or indirectly by acquisition, or otherwise, or securities of the Employer representing twenty-five (25%) percent or more of the combined voting power of the Employer's then outstanding securities; or

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of

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
               Directors of the Employer cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Employer's shareholders, of each new director, was approved by a vote of at least three-fourths (3/4) of the directors then still in office who were directors at the beginning of the period.

          (b) If any of the events described in this Section 13 hereof constituting a change in control of the Employer shall have occurred, the Employee shall be entitled to the benefits provided in Section 11.2.

     14. Reporting Obligation: The Employer and the Employee hereby agree that
         --------------------
the Employee shall only be responsible to, and shall be required to report only to, the Employer's Board.

     15. Future Inventions: The Employee shall assign and convey, to the
         ------------------
Employer, and hereby does assign and convey to the Employer, and the Employer hereby accepts, all of the Employee's right, title and interest in and to all Future Inventions made or conceived during the Term of this Agreement, and the Employee hereby agrees that he shall, without the payment of royalty or any other consideration to him therefor:

          (a) Inform the Employer promptly and fully of each such Future Invention by a written report satisfactory to the Employer;

          (b) Apply, at the Employer's request and expense, for United States and foreign letters patent, copyright, trademark or service mark, as the case may be, either in the Employee's name or otherwise as the Employer shall direct;

          (c) Assign and convey to the Employer, and he hereby does assign and convey to the Employer, all of his right, title and interest in and to applications for United States and foreign letters patent, copyrights, trademarks and service marks and to any letters patent, copyrights, trademarks and service marks which may be issued upon any such Future Invention;

          (d) Deliver promptly to the Employer, without charge to the Employer but at its expense, such written instruments, and do such other acts, as may be reasonably necessary, in the opinion of the Employer, to obtain and maintain United States and foreign letters patent, copyrights, trademarks or service marks on each such Future Invention and to vest the Employee's entire right, title and interest thereto in the Employer; and

          (e) Grant to the Employer, and he hereby does grant to the Employer, prior to any further assignment of the Employee's right, title and interest to the Employer in any Future Invention as required above, the royalty-free right to use in its business, and to make, have made, use and sell products, processes, services, writings and marks based upon or related to such Future Invention made or conceived by the Employee.

As used herein, Future Invention shall mean all inventions, discoveries, ideas, concepts, designs and improvements of any sort, whether patentable, copyrightable or not, relating in any way to the business of the Employer, which the Employee may, during the term of this Agreement, conceive or invent, whether alone or jointly with others, and whether during business hours or thereafter, and such term includes all "know-how" and Technical Data relating to the foregoing, and all letters patent and copyrights of the United States or any other country which may be issued in connection with the foregoing. Technical Data shall mean all written, printed and other tangible materials embodying or containing Know-how, and includes, without limiting the generality of the foregoing, all correspondence, designs, processes, source codes, object codes, engineering sketches, drawings and tracings, specifications and engineering data, reporting formats, memoranda, notebooks, and all copies thereof, together with all models and prototypes of every description.

     16. Confidentiality:
         ----------------

          (a) During the Term of this Agreement and at all times thereafter, the Employee will not use Secret or Confidential Information for his own benefit or for the benefit of any person or legal entity other than the Employer, nor will he disclose the same to any other person or legal entity, except as required to conduct the business of the Employer in the ordinary course.

          (b) Except with the prior written approval of the Employer, or except as required to conduct the business of the Employer in the ordinary course, the Employee will not, at any time, directly or indirectly, use, disseminate, disclose, lecture upon, or publish articles concerning, any Secret or Confidential Information.

          (c) Upon the termination of his employment with the Employer, all documents, records, notebooks and similar repositories of, or containing, Secret or Confidential Information, including any copies thereof, then in the Employee's possession, or under his control, whether prepared by him or others, will be left with or immediately returned to the Employer by the Employee.

As used herein, Secret or Confidential Information shall mean any ideas or any compilations of information kept or which shall hereafter be kept confidential by the Employer in the operation of its business or the conduct of its research and which are not in the public domain, and which give or can give to the Employer an advantage over its competitors, including, by way of illustration but not limitation: source codes, object codes, engineering and other sketches, drawings and tracings, specifications, engineering data, memoranda, designs, sources of supplies and materials, cost and financial data, processes, production machines and equipment, procedures, customer lists, marketing plans and business forecasts, together with all Know-how and Technical Data relating thereto.

     17. Non-Compete: The Employee agrees that, during the Term of this
         -----------
Agreement and during the period of three (3) years following the termination of his employment with the Employer, he will not, without the written approval of the Employer, directly or indirectly, under any circumstances whatsoever, own, manage, operate, engage in, control or participate in the ownership, management, operation or control of, or be connected in any manner, whether as in individual, partner, stockholder, director, officer, principal, agent, employee or consultant, or in any other relation or capacity whatsoever, with any Competing Organization, and will not in any such manner, compete with or solicit or call on any Customer of the Employer, wherever located, who was a Customer of the Employer at any time during the period one year prior to the termination of the Employee's employment with the Employer, for the purpose Of inducing such Customer to purchase or lease a Competing Product. Notwithstanding the foregoing, nothing contained in this paragraph shall restrict the Employee from making any investment in any company, so long as such investment consists of no more than five percent (5%) of any class of equity securities of a company whose securities are traded on a national securities exchange or in the over-the-counter market.

As used herein Competing Organization shall mean, to the best of the Employee's knowledge, any person or legal entity engaged in, about to engage in, or intending to engage in, research on, or development, use, production, marketing or selling of, a Competing Product in or outside of the United States of America; Competing Product shall mean any process, service or product of any person or legal entity other than the Employer, or a parent, subsidiary or affiliate of the Employer, in existence or under development, which during the Term of this Agreement, competes with or is an alternative to any present or planned future process, service or product of the Employer, whether or not actively marketed by the Employer; and Customer shall mean any individual, firm, partnership, corporation, company, joint venture or governmental or military unit or any other entity or any parent, subsidiary or affiliate of any of them which is negotiating or has a contract with the Employer for the purchase, sale or lease of the Employer's equipment, products or services or which has been solicited by the Employer with respect to such purchase or lease during the Employee's employment with the Employer.

     18. Non-Interference: The Employee will not, for a period of two (2) years
         ----------------
following the termination of the Employee's employment, directly or indirectly, employ, hire; solicit or, in any manner, encourage any employee of the Employer to leave the employ of the Employer.

     19. Injunctive Relief: In addition to any other rights or remedies
         -----------------
available to the Employer as a result of any breach by the Employee of his obligations under this Agreement, the Employer shall be entitled to enforcement of such obligations by an injunction or a decree of specific performance from a court with appropriate jurisdiction, and in the event that the Employer is successful in any suit or proceeding brought or instituted by the Employer to enforce any of the provisions of this Agreement, or on account of any damages sustained by the Employer by reason of the violation by the Employee of any of the terms of this Agreement to be performed by the Employee, the Employee agrees to pay to the Employer all attorneys' fees reasonably incurred by the Employer.

     20. Withholding: The Employee hereby agrees that he will make such
         -----------
arrangements as the Employer may deem necessary to discharge any obligations of the Employer to withhold Federal, state or local taxes imposed upon the Employer in respect of this Agreement.

     21. Notices: Any notice, request, demand, offer, payment or communication
         -------
required or permitted to be given by any provision of this Agreement shall be deemed to have been delivered and given for all purposes if written, and (1) if delivered personally or by courier or delivery service to the address set forth below at the time of such delivery, (b) if sent by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified above, effective upon receipt or refusal. Any party may change the address to which notices are to be mailed by giving five (5) days prior notice as provided herein to all other parties. Commencing on the day after the receipt or refusal of such notice, such newly designated address shall be such person's address for purposes of all notices or other communications required or permitted to be given pursuant to this Agreement.

     22. Successors:
         ----------

          (a) The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer, by agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken place. Failure to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Employer in the same amount and on the same terms as he would be entitled hereunder if the Employee had terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this section, "Employer" shall mean the Employer as hereinbefore defined, and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 18 or which otherwise becomes bound by all the terms and provisions of the Agreement by operation of law.

     23.  Construction of Agreement:
          -------------------------

          23.1. New Jersey Law. This Agreement shall be governed by and
                -----------------
construed and enforced in accordance with the laws of the State of New Jersey, and all of its provisions shall be administered according to and it validity shall be determined under the laws of the State of New Jersey without reference to Florida law provisions regarding conflicts of law.

          23.2. Gender and Number. Whenever appropriate, references in this
                --------------------
Agreement in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular, unless the context clearly indicates to the contrary.

          23.3. Certain Words. The words "hereof", "herein", "hereunder", and
                --------------
other similar compounds of the word "here" shall mean and refer to the entire Agreement and not to any particular article, provision or paragraph unless so required by this Agreement.

          23.4. Captions. Section and paragraph headings, titles or captions
                ----------
contained in this Agreement are inserted only as a matter of convenience and/or reference, and they shall in no way be construed as limiting, extending, defining or describing either the scope or intent of this Agreement or any provision hereof.

          23.5. Counterparts. This Agreement may be executed in one or more
                -------------
counterparts, and any such counterpart shall, for all purposes, be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          23.6. Severability. The invalidity or unenforceability of any
                --------------
provision hereunder (or any portion of such a provision) shall not affect the validity or enforceability of the remaining provisions (or remaining portions of such provisions) of this Agreement.

     24. Miscellaneous:
         -------------

          24.1. Entire Agreement. This Agreement constitutes the
                ------------------
entire agreement among the parties pertaining to the subject matter hereof, and supersedes and revokes any and all prior or existing agreements, written or oral, relating to the subject matter hereof, and this Agreement shall be solely determinative of the matters addressed herein.

          24.2. Waiver. Either the Employer or Employee may, at any time or
                -------
times, waive (in whole or in part) any rights or privileges to which he or it may be entitled hereunder. However, no waiver by any party of any condition or of the breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach in other instances, or as a waiver of any other condition or of any breach of any other terms, covenants, representations of warranties contained in this Agreement, and no waiver shall be effective unless it is in writing and signed by the waiving party.

          24.3. Attorney's Fees. If either party shall be required to retain the
                ---------------
services of an attorney to enforce any of his or its rights hereunder, the prevailing party shall be entitled to receive from the other party all costs and expenses including (but not limited to) court costs and attorney's fees (whether in a court of original jurisdiction or one or more courts of appellate jurisdiction), incurred by him or it in connection therewith.

          24.4. Venue. Any litigation arising hereunder shall be instituted only
                -----
in Bergen County, New Jersey, the place where this Agreement was executed, and all parties hereto agree that venue shall be proper in said county for all such legal or equitable proceedings.

          24.5. Assignment. The rights and obligations of the parties under this
                ----------
Agreement shall inure to the benefit of and shall be binding upon their successors, assigns, and/or other legal representatives. This Agreement shall not be assignable by the Employer, except as provided herein by Employee. The services of Employee are personal and his obligations may not be delegated by him except as otherwise provided herein.

          24.6. Amendment. This Agreement may not be amended, modified,
                ---------
superseded or canceled, and any of the matters, covenants, representations, warranties or conditions hereof may not be waived, except by a written instrument executed by the Employer and the Employee or, in the case of a waiver, by the party to be charged with such waiver.

          24.7. Arbitration. Any controversy or claim arising out of or relating
                -----------
to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association with the American Arbitration Association, Bergen County, New Jersey, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction over the parties. The dispute will be resolved by a panel of three arbitrators if the dollar amount in question that is being arbitrated exceeds $100,000.

     IN WITNESS WHEREOF, the Employer and Employee have caused this Agreement to be executed on the day and year first above written.


WITNESSES:                         "Employer"

                                   COMPOST AMERICA HOLDING COMPANY INC.,
                                        a New Jersey corporation


/s/                                 By:  /s/ Robert E. Wortmann
- -----------------------------------    --------------------------------------
                                        Robert E. Wortmann, Secretary
                                    "Employee"



/s/                                      /s/ ROGER E. TUTTLE
- -----------------------------------    --------------------------------------
                                         ROGER E. TUTTLE